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                                                                   EXHIBIT 10(i)

                            INTERCREDITOR AGREEMENT

         THIS CREDITOR AGREEMENT, dated as of April 15, 1996 (herein called this "Agreement"), is entered into by and among Canadian Imperial Bank of Commerce, acting through its New York Agency, as agent (in such capacity together with its successors in such capacity the "Agent") for certain financial institutions as are or may become parties to the Credit Agreement hereinafter referenced (the "Lenders"), John Hancock Life Insurance Company, a Massachusetts corporation (together with its successors and assigns "John Hancock"), Barnett & Co., Canadian Imperial Bank of Commerce, as administrative agent for itself and the Secured Persons hereinafter referenced (in such capacity together with its successors in such capacity the "Administrative Agent") and CIBC Inc., a Delaware corporation, as collateral agent for itself and the Secured Persons (in such capacity together with its successors in such capacity the "Collateral Agent"). John Hancock and Barnett & Co. are collectively referred to herein as the "Noteholders".

                                  WITNESSETH:

         WHEREAS, Alexander Energy Corporation, an Oklahoma corporation (herein called the "Company"), the Lenders and the Agent have entered into a Credit Agreement, dated as of November 14, 1994, as amended by that certain First Amendment to Credit Agreement dated as of July 14, 1995, and as further amended by that Second Amendment to Credit Agreement dated as of April 15, 1996 (herein, as so amended and as hereinafter further amended, supplemented, restated, replaced or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which, among other things, the Lenders have made and agreed to make certain loans to the Company;

         WHEREAS, the Company and CIBC have entered into or may, from time to time, enter into interest rate or commodity swap agreements with respect to various obligations of the Company (herein, as hereafter executed and amended, supplemented, restated, replaced or otherwise modified and in effect from time to time, collectively called the "Swap Agreements");

         WHEREAS, the Company issued to John Hancock those certain 10% Senior Unsecured Notes ("John Hancock Notes") pursuant to a Note Agreement dated as of June 1, 1988, by and between the Company and John Hancock (herein, as amended, supplemented, restated, replaced or otherwise modified and in effect from time to time, the "John Hancock Note Agreement");

         WHEREAS, in connection with a Borrowing Base Deficiency (as defined in the Credit Agreement) and various defaults under the Credit Agreement the Company has agreed to grant to the Collateral Agent for the benefit of the Lenders, the Collateral Agent and the Agent, a lien on all of the Assets (as defined in the Credit Agreement) and property of the Company and in connection with various defaults under the John Hancock Note Agreement the Company has agreed to grant to the Collateral Agent for the benefit of the Noteholders as security for the Company's obligations under the John Hancock Note Agreement a lien on those same assets and property, which liens are to be pari passu;

         WHEREAS, the Lenders, the Agent, the Collateral Agent, the Administrative Agent, the Noteholders have agreed to enter into this Agreement so as to evidence the agreement
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among themselves with respect to the Collateral and with respect to certain payments that may be received by the Agent, the Collateral Agent, the Noteholders and/or the Lenders;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

         SECTION 1.01. Uniform Definitions. Each of the terms defined in each Credit Facility and not otherwise defined in this Agreement is used herein with the meaning therein specified.

         SECTION 1.02. Additional Definitions. The terms defined in the preamble and prefatory clauses shall have the meanings specified therein and the following terms, as used herein, shall have the following meanings:

         "Acceleration" shall mean the earlier of (i) the acceleration of the maturity of any amount outstanding under a Credit Facility and (ii) the occurrence of a Bankruptcy Event.

         "Affected Secured Person" shall have the meaning set forth in Section 2.04.

         "Assignee" shall mean any assignee, participant or other transferee of any portion of the right, title or interest of any Secured Person under any Credit Facility, except for any such transferee that becomes a Secured Person for purposes hereof in accordance with Section 6.02.

         "Bankruptcy Event" shall mean an event specified in Sections 9.1(f), 9.1(g) and 9.1(h) of the John Hancock Note Agreement with respect to the Company or Section 8.1.9 of the Credit Agreement with respect to the Company.

         "Business Day" shall mean any day, except a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts, or the City of New York are authorized or required by law to close.

         "Calculation Date" shall mean the earlier of:

                 (a) if a Notice of Default is given by a Secured Person pursuant to Section 3.01(c) (or was required by that Section to be given) and Acceleration occurs within 90 days thereafter for any reason without such Default having been cured, the date that such Notice of Default was given or required to be given under such Section;

                 (b) if a Notice of Event of Default is given by a Secured Person pursuant to Section 3.01(d) (or was required by that Section to be given) and Acceleration occurs within 90 days thereafter for any reason without such Event of Default having been cured, the date that such Notice of Event of Default was given or required to be given under such Section; and

                 (c)      the date on which Acceleration occurs.




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         "Collateral" shall mean any and all property, security or other interest, tangible or intangible, securing the obligations of the Company under any or all of the Credit Facilities.

         "Credit Facilities" shall mean the Credit Agreement and any notes issued pursuant thereto, the John Hancock Note Agreement, the John Hancock Notes, any Swap Agreement and any other evidences of indebtedness issued pursuant to any of the foregoing, and "Credit Facility" means any of the foregoing.

         "Default" means any Event of Default under either Credit Facility or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default under either Credit Facility.

         "Financial Obligations" shall mean, with respect to any Secured Person, the aggregate amount payable (whether or not then due) to such Secured Person under the Credit Facilities, in respect of principal, premium (if any), interest (determined in accordance with the applicable provisions of the Credit Facilities), fees plus all expenses owing under the Credit Facilities.

         "Financing Documents" shall mean the Credit Facilities and the Security Documents.

         "Indebtedness" shall mean, with respect to a Calculation Date, the aggregate outstanding principal amount of the indebtedness of the Company under the Credit Agreement, the Notes issued under the Credit Agreement, the John Hancock Note Agreement and the John Hancock Notes.

         "Mortgage" shall mean any mortgage, pledge, assignment, security agreement or financing statement or other lien or encumbrance of any type granted by the Company, from time to time, pursuant to the Credit Facilities.

         "Non-Reallocable Payment" shall mean, (i) with respect to any Credit Facility, any scheduled payments received at any time from the Company prior to Acceleration including without limitation payments made on account of Borrower's Excess Cash Flow and (ii) with respect to the Credit Agreement, non-scheduled repayment of advances made on a revolving basis which are received prior to, on or after a Calculation Date and prior to the time the Agent has actual knowledge of an Acceleration; provided that if the aggregate repayments described in the preceding clause (ii) received during the period from the Calculation Date to Acceleration are in excess of the aggregate advances made during such period, such excess shall constitute a Reallocable Payment; and provided further that any advances made by a Lender after the date such Lender gives, or was required to give, a Notice of Default or a Notice of Event of Default cannot be used to offset payments received during such period.

         "Notice of Default" shall have the meaning specified in Section 3.01(d) of this Agreement.

         "Proportionate Share" shall mean as of any date, a fraction (a) the numerator of which is the sum of the Indebtedness owing to such Secured Person plus any Swap Amount owing to such Secured Person as of the Calculation Date and (b) the denominator of which is the sum of the Indebtedness owing to all Secured Persons plus the Swap Amount owing to all Secured





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Persons as of the Calculation Date; provided, however, that following a recalculation pursuant to Section 2.04, "Proportionate Share" shall mean such fraction as so recalculated.

         "Reallocable Payment" shall mean any amount received by a Secured Person or an Assignee in respect of any Credit Facility by virtue of any payment or prepayment (other than a Non-Reallocable Payment) made by or for the account of the Company, or by virtue of an exercise of any right of set-off, combination, zero-balancing, or similar mechanisms, or from any sums disbursed pursuant to any judgment on or settlement of any claim arising from or relating to any Credit Facility or any recovery made with respect to the Collateral or any Credit Facility at any time after the Calculation Date.

         "Required Secured Persons" shall mean the Secured Persons holding at least 75% of the Total Indebtedness outstanding from time to time; provided, however, that with respect to any matter at any time when an Event of Default shall not have occurred and be continuing under the Credit Agreement, the unused portion of the Maximum Commitment Amount of the Lenders shall be included as Indebtedness of such Lenders for purposes of this definition.

         "Secured Persons" shall mean the Noteholders, the Agent, the Administrative Agent, the Collateral Agent, each Lender and each financial institution that becomes a "Secured Person" for purposes hereof in accordance with Article VI, and "Secured Person" means any one of them.

         "Security Documents" shall mean the Mortgages, that certain Assignment, Security Agreement and Financing Statement of even date herewith executed by the Company in favor of the Collateral Agent for the benefit of the Secured Persons, and any other agreement encumbering the Collateral.

         "Sharing Notice" shall mean a notice given by the Administrative Agent pursuant to Section 2.01.

         "Swap Amount" shall mean with respect to each Lender (a "Swap Lender") on a Calculation Date, the aggregate amount of all breakage, unwinding and all related costs under all Swap Agreements which would be due and owing thereunder to such Lender on such Calculation Date if any such Swap Agreement was terminated on such date whether or not such Swap Amount is actually due and owing on such date.

         "Total Indebtedness" shall mean, at any time, the aggregate principal amounts then outstanding under the Credit Facilities including, without limitation, all contingent obligations thereunder.





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                                  ARTICLE III.
                                    PAYMENTS

         SECTION 2.01. Payments Prior to Calculation Date: Sharing Notice. So long as no Calculation Date has occurred, (a) the Lenders may accept and apply payments (including regularly scheduled payments and prepayments) to any of the Notes issued pursuant to the Credit Agreement from any source at any time, and
(b) John Hancock may accept and apply payments (including regularly scheduled payments and prepayments) to any of the John Hancock Notes from any source at any time. Upon Acceleration the accelerating Secured Person, if any, shall promptly notify each of the Collateral Agent and the Administrative Agent of such Acceleration, and the Administrative Agent shall promptly thereafter give notice (a "Sharing Notice") to each of the Secured Persons informing them that the provisions of this Article II are to be implemented. Each Secured Person shall provide the Administrative Agent within five days following the receipt of the Sharing Notice of such Secured Person's Indebtedness and Financial Obligation as of the Calculation Date specifying the nature and amount of such Secured Party's Indebtedness and Financial Obligations in such detail as the Administrative Agent shall request. Any Sharing Notice shall be effective as of the date it is sent by the Administrative Agent and shall remain effective until all the Secured Persons agree that such Sharing Notice is no longer in effect. The Administrative Agent shall calculate the Proportionate Share of each Secured Person as of the Calculation Date based on information received from each Secured Person and shall promptly following receipt of the information requested from each Secured Person pursuant to this Section 2.01 notify each Secured Person of the Indebtedness, Financial Obligation and the Proportionate Share of each Secured Person.

         SECTION 2.02. Reallocable Payments. If any Secured Person (or any Assignee of any Secured Person) (the "Purchasing Secured Person") obtains or obtained any Reallocable Payment (whether by way of voluntary or involuntary payment, by virtue of an exercise of any right of set-off or offset, by virtue of the application of any provision of any of the Financing Documents or in any other manner except pursuant to this Agreement), such Purchasing Secured Person shall, promptly after receiving the Sharing Notice, notify each of the Collateral Agent and the Administrative Agent of its (or such Assignee's) obtaining the same and shall purchase from the other Secured Persons (the "Selling Secured Persons") such participation(s) in the Indebtedness held by such other Selling Secured Persons as shall be necessary to cause such Purchasing Secured Person to share such payment or other recovery ratably with such Selling Secured Persons. Such purchase shall be made by payment to the Administrative Agent for the account of the Selling Secured Persons (pro rata in accordance with their respective Proportionate Shares) an amount equal to the Reallocable Payment, net of any out-of-pocket costs and expenses paid by such Secured Person (or such Assignee) in so obtaining the same, less such Secured Person's Proportionate Share of such net amount. Upon receipt of any such payment the Administrative Agent shall distribute the same to the Selling Secured Persons (pro rata in accordance with their respective Proportionate Shares) as in effect on such date; provided, however that (subject to Section 2.03) any such payment received by the Administrative Agent on account of a contingent obligation shall be distributed by the Administrative Agent to the Collateral Agent to be held by the Collateral Agent (or at the Collateral Agent's request by the Administrative Agent or a commercial bank acceptable to the Administrative Agent having a combined capital and surplus of at least $250,000,000 as its bailee) in an interest bearing account in trust for the account of the Selling Secured Persons until the Purchasing Secured Person notifies the Collateral Agent and the Administrative Agent (a) that such contingent obligation has




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become an actual obligation whereupon such payment plus any accrued interest will, if then held by the Collateral Agent, be delivered by the Collateral Agent to the Administrative Agent and will be distributed by the Administrative Agent to the Selling Secured Persons (pro rata in accordance with their respective Proportionate Shares) or (b) that such obligation no longer exists, whereupon such payment plus any accrued interest will, if then held by the Collateral Agent, be delivered by the Collateral Agent to the Administrative Agent and will be distributed by the Administrative Agent to the Purchasing Secured Person and the Proportionate Shares of all Secured Persons shall be recalculated taking into account such distribution. Amounts received hereunder for the benefit or account of a Secured Person shall not be deemed received on account of a contingent obligation unless and until there are no other principal obligations then owing to such Purchasing Secured Person.

         SECTION 2.03. Preferences. If all or any portion of a Reallocable Payment shared by a Purchasing Secured Person pursuant to Section 2.02 is thereafter recovered from such Purchasing Secured Person, the purchase shall be rescinded, and upon receipt of notice of such event from the Purchasing Secured Person each Selling Secured Person shall repay to the Purchasing Secured Person the purchase price, to the ratable extent of such recovery, together with an amount equal to such Selling Secured Person's ratable share (according to the proportion of (x) the amount of such Selling Secured Person's required repayment to the Purchasing Secured Person to (y) the total amount so recovered from the purchasing Secured Person) of any interest or other amount paid or payable by the Purchasing Secured Person in respect of the total amount so recovered; provided that to the extent any of the relevant amounts deemed received by a Selling Secured Person pursuant to Section 2.02 are then held in trust, such Selling Secured Person shall not to such extent be obligated to make a payment to or for the account of such Purchasing Secured Person (but shall repay, to the extent not covered by accrued interest on the Reallocable Payment held in trust, any such interest or other amounts) but the Collateral Agent shall, upon receipt of notice of such required repurchase from the Purchasing Secured Person, distribute such amount so held in trust plus any accrued interest to the Administrative Agent for payment to such Purchasing Secured Person on behalf of such Selling Secured Person.

         SECTION 2.04. Adjustments to Proportionate Shares. (a) if, at any time after the receipt of a Sharing Notice, a Secured Person or its Assignee is required to repay to the Company or any other Person all or any portion of an amount received on or prior to the date of such Sharing Notice, then the repaying Secured Person's Indebtedness be increased by the amount such Secured Person is required to repay; or

                 (b) if, at any time after the receipt of a Sharing Notice, a Swap Amount of a Secured Person is not due and owing on a Calculation Date and does not actually become due and owing upon any an Acceleration, then such Secured Person's Indebtedness will be decreased by such Swap Amount (each Secured Person described in any of the foregoing clauses being herein called an "Affected Secured Person").

         Upon the occurrence of any event described in the immediately preceding sentence of this Section 2.04, the Affected Secured Person shall promptly notify the Administrative Agent and the Collateral Agent of such event and of the relevant amount by which such Secured Person's Indebtedness is so increased or decreased and promptly following receipt of such notice, the Administrative Agent shall recalculate and adjust (and shall promptly notify each Secured Person





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and the Collateral Agent of) the Proportionate Shares of the Secured Persons
following such increase or decrease, as the case may be, which adjustment shall become effective upon the giving of notice thereof by the Administrative Agent to the Secured Persons and the Collateral Agent. Each Secured Person other than the Affected Secured Person, or the Affected Secured Person, as the case may be, shall promptly (and in any event within five Business Days after its receipt of notification from the Administrative Agent of such adjustment to the Proportionate Shares, which notification the Administrative Agent shall dispatch promptly upon its determining the adjusted Proportionate Shares and the amount of the repayment required from each such other Secured Person or from the Affected Secured Person, as the case may be, as required above) repay to the Agent for the account of the relevant Affected Secured Person or the other Secured Persons, as the case may be, the portion of any payments previously received by it under Section 2.02 in excess of its Proportionate Share as so redetermined, together with such amount (if any) as is equal to the appropriate portion of any interest (in respect of the period during which such other Secured Person held such amount) the Affected Secured Person or its Assignee shall have been obligated to pay when repaying such amount described in clause
(a) above, or in the case of reduction of the Affected Secured Person's Proportionate Share pursuant to clause (b) the payment made by the Affected Secured Person shall include such other Secured Person's Proportionate Share of any interest earned by the Affected Secured Person on such Swap Amount. Anything herein contained to the contrary notwithstanding, if a Secured Person is required to make a payment hereunder on account of amounts then held in trust for. such Secured Person, such Secured Person shall not be required to make such payment but rather the Administrative Agent shall pay (or if such funds are then held by the Collateral Agent, the Collateral Agent shall make such funds available to the Administrative Agent, and the Administrative Agent shall pay) the amounts so held in trust on behalf of such Secured Person to the other relevant Secured Person.

         SECTION 2.05. (a) Pro Rata Treatment. Except as otherwise provided in this Agreement, the Secured Persons hereby agree that they will receive and give pro rata treatment in connection with all payments, distributions, collections or recoveries received in respect of the Collateral and all other matters relating to the Collateral hereunder and as to all Reallocable
Payments and under each of the Security Documents and that all liens securing the Credit Facilities shall be pari passu notwithstanding the time of such liens in accordance with this Agreement. Each payment or distribution by or from or received in connection with the exercise of remedies after a Default or an Event of Default in respect of the Collateral shall be shared and applied ratably in accordance with each Secured Person's Proportionate Share.

                 (b) This Agreement Controlling. The provisions contained herein concerning Reallocable Payments, Non-Reallocable Payments, and all payments, distributions, collections or recoveries in respect of the Collateral and proceeds thereof and payment thereon after a Default or Event of Default shall be controlling, notwithstanding the terms of any agreement between any Secured Person, the Collateral Agent, the Administrative Agent or the Company under any other document or instrument between such parties, whether or not bankruptcy, receivership or insolvency proceedings shall at any time have been commenced. Except with respect solely to the priority of any Liens on any Assets of the AEJH 1989 Limited Partnership (a Delaware limited partnership) granted under any mortgages, deeds of trust, assignment, and other documents executed pursuant to that certain Note Agreement dated April 25, 1989, between the AEJH 1989 Limited Partnership and John Hancock, each Secured Person agrees that it will not challenge the validity, enforceability, perfection or priority of any Lien created by any Loan Document.





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         SECTION 2.06. Application of Proceeds. The net proceeds of any sale, enforcement or other disposition of any of the Collateral or other distribution in respect of the Collateral, following an Acceleration, and the net proceeds of any distributions received by the Secured Persons, the Administrative Agent or the Collateral Agent following any marshalling of the assets of the Company (whether in bankruptcy, reorganization, winding-up proceedings or similar proceedings, or otherwise) or following confirmation of a plan of arrangement or plan or reorganization of the Company shall be applied by the Secured Persons and the Administrative Agent in the following order (and if received by the Collateral Agent shall be distributed by the Collateral Agent to the Administrative Agent for application as follows):

                 first, to the pro rata payment of all costs, fees, and expenses incurred by the Collateral Agent and the Administrative Agent, in connection with the collection or enforcement of the Financial Obligations of the Secured Persons;

                 second, to the payment of the Financial Obligations of the Secured Persons which payment shall be shared by the Secured Persons according to their respective Proportionate Shares; and

                 third to the payment to the Company, its successor or assigns, or as a court of competent jurisdiction may direct, or otherwise as required by law, if any surplus is then remaining from such proceeds.

                                   ARTICLE M.
                           COOPERATION AMONG LENDERS

         SECTION 3.01. Cooperation. Each Secured Person agrees with each of the other Secured Persons, the Administrative Agent and the Collateral Agent that:

                 (a) it will, and will cause each of its Assignees to, from time to time provide such information to each of the Collateral Agent and the Administrative Agent as may be necessary to enable the Administrative Agent to make any calculation as referred to in Article II of this Agreement or otherwise required for any other purpose hereof or for any purpose of any Security Document and to notify each of the Collateral Agent and the Administrative Agent of any Acceleration of which it has knowledge;

                 (b) it will, and will cause each of its Assignees to, from time to time consult with the Collateral Agent and the Administrative Agent and the other Secured Persons in good faith regarding the enforcement of its and each of its Assignee's rights with a view to recovering amounts due under the credit Facilities;

                 (c) it will, and will cause each of its Assignees to, upon becoming aware of the occurrence of any Default as defined in the Credit Facility to which such Secured Person is a party or in which it participates, give each other Secured Person and each of the Administrative Agent and the Collateral Agent prompt notice, and if such notice is oral, confirmed in writing, of such Default (a "Notice of Default");

                 (d) it will, and will cause each of its Assignees to, upon becoming aware of the occurrence of any Event of Default as defined in the Credit Facility to which such Secured





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
Person is a party or in which it participates, give each other Secured Person, the Administrative Agent and the Collateral Agent prompt notice, and if such notice is oral, confirmed in writing, of such Event of Default (a "Notice of Event of Default"); and

                 (e) it will, and will cause each of its Assignees to, give the Collateral Agent, the Administrative Agent and each other Secured Person prompt written notice of any acceleration of any of such Secured Person's or Assignee's Financial Obligations, the termination or unwinding of any Swap Agreement, the termination or expiration of any contingent liability following a Sharing Notice, and the suspension of all or any portion of any Secured Person's commitment to advance the Company funds pursuant to a Credit Facility.

                                  ARTICLE IV.
                   COLLATERAL AGENT AND ADMINISTRATIVE AGENT

         SECTION 4.01. Appointment and Authority of Agents. In order to expedite the enforcement of the rights and remedies set forth in the Security Documents, and the sharing of the payments and Collateral as set forth herein, the Secured Persons hereby appoint CIBC Inc. to act as their Collateral Agent under the Security Documents and this Agreement and appoint Canadian Imperial Bank of Commerce to act as their Administrative Agent under this Agreement and each of CIBC Inc. and Canadian Imperial Bank of Commerce hereby accepts its respective appointment subject to the terms and conditions of this Agreement. The Secured Persons hereby authorize and direct the Collateral Agent and the Administrative Agent to take such action on their behalf under the terms and provisions of the Security Documents and this Agreement and to exercise such rights and remedies thereunder as are specifically delegated to or required of the Collateral Agent and the Administrative Agent, respectively, under the terms and provisions hereof and thereof. Each of the Collateral Agent and the Administrative Agent is hereby expressly authorized as agent on behalf of Secured Persons, without hereby limiting the foregoing, and subject to, and in accordance with, the terms and conditions of this Agreement and the Security
Documents:

                 (a) to receive on behalf of each of the Secured Persons any payment of monies paid to the Collateral Agent in accordance with the Security Documents or paid to the Administrative Agent pursuant to this Agreement, and to distribute to each Secured Person its respective Proportionate Share of all payments so received in accordance with the terms of this Agreement;

                 (b) to receive all documents and items to be furnished under the Security Documents;

                 (c) to maintain physical possession of any of the Collateral as contemplated in any of the Security Documents and this Agreement;

                 (d) to act on behalf of the Secured Persons in and under the Security Documents;

                 (e) to execute and deliver to the Company and others requests, demands, notices, approvals, consents and other communications received from the Secured Persons in





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
connection with the Security Documents and this Agreement subject to the terms and conditions set forth herein;

                 (f) to the extent permitted by this Agreement and the Security Documents, to exercise on behalf of each Secured Person all remedies of the Secured Persons upon the occurrence of any Default or Event of Default under any of the Security Documents, the Credit Agreement, or the John Hancock Note Agreement; and

                 (g) to take such other actions, other than as specified in Section 4.02 hereof, as may be requested by the Required Secured Persons as are incident to any powers granted to the Collateral Agent or the Administrative Agent, as applicable, hereunder and, subject to Section 4.06, not in conflict with applicable law or regulation or any Security Document; provided, however, that anything herein contained to the contrary notwithstanding the Administrative Agent shall have no duties or obligations under the Security Documents.

         SECTION 4.02. Certain Actions Requiring Consent of Secured Persons. Neither the Collateral Agent nor the Administrative Agent shall, without the prior written consent of all Secured Persons execute or consent to, a release of any Collateral except as required by the Security Documents. Neither the Collateral Agent nor the Administrative Agent shall alter the amount of Total Indebtedness required to take any action pursuant to Section 4.01(g) hereof. The Collateral Agent shall not enter into any amendment, modification or supplement of any of the Security Documents which could reasonably be expected to adversely affect the interest of any Secured Person without the prior written consent of all Secured Persons.

         SECTION 4.03. Non-Reliance on Collateral Agent, Administrative Agent and Other Secured Persons. Each Secured Person agrees that it has, independently and without reliance on the Collateral Agent, the Administrative Agent or any other Secured Person, and based upon such documents and information as it has deemed appropriate, made its own credit analysis of the Company and the Collateral, and its independent decision to enter into the Credit Facilities, this Agreement and the Security Documents, and that it will, independently and without reliance upon the Collateral Agent, the Administrative Agent or any other Secured Person, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Credit Facility, this Agreement and the Security Documents. Neither the Collateral Agent nor the Administrative Agent shall be required to keep informed as to the performance or observance by the Company of any Credit Facility, this Agreement, any Security Document or any other document, instrument or agreement, referred to or provided for therein or to inspect the properties or books of the Company. Neither the Collateral Agent nor the Administrative Agent shall have any duty, responsibility or liability to provide any Secured Person with any credit or other information concerning the affairs, financial condition or business of the Company which may come into the possession of the Collateral Agent or the Administrative Agent; provided, however, that the Collateral Agent and the Administrative Agent shall send to the Secured Persons
(i) written notice of any Default or Event of Default or Acceleration of which the Collateral Agent or the Administrative Agent, respectively, has actual knowledge or of which it has been given notice, and (ii) notice of receipt by it of, and shall remit to the relevant Secured Persons (or in the case of the Collateral Agent to the Administrative Agent) all payments and repayments of amounts





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required hereunder to be paid to the Secured Persons received by it or under or in connection with the Security Documents or this Agreement; and each of the Collateral Agent and the Administrative Agent shall provide each Secured Person with a schedule of all costs and expenses which it has paid or proposes to pay from the proceeds of such payments or repayments pursuant to the provisions of this Agreement.

         SECTION 4.04. Agents and Affiliates. Each of CIBC Inc. and Canadian Imperial Bank of Commerce shall have the same rights and powers under the Financing Documents and may exercise or refrain from exercising the same as though it were not the Collateral Agent or the Administrative Agent hereunder or under any of the Security Documents, and each of CIBC Inc. and Canadian Imperial Bank of Commerce and their respective affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, hedging or other business with or for any Secured Person or the Company, or affiliate of any Secured Person or the Company, as if it were not acting as the Collateral Agent or the Administrative Agent hereunder or under any of the Security Documents or as the Agent under any Credit Facility and the term "Secured Person" or "Secured Persons" shall, unless otherwise expressly indicated, include CIBC Inc. and Canadian Imperial Bank of Commerce in their respective individual capacities. Each of CIBC Inc. and Canadian Imperial Bank of Commerce and each other Person who becomes the Collateral. Agent or the Administrative Agent, and their respective affiliates may be engaged in, or may hereafter engage in, one or more loans, letters of credit, leasing or other financing activities not the subject of this Agreement (collectively, the "Other Financings") with the Company or any of its respective Affiliates, or may act as trustee on behalf of, or depositary for, or otherwise engage in other business transactions with the Company or any of its Affiliates (all Other Financings and other such business transactions being collectively, the "Other Activities") with no responsibility to account therefor to the Secured Persons other than as provided in Section 5.03. Without limiting the rights and remedies of the Secured Persons specifically set forth herein and except as otherwise provided in Section 5.03, no other Secured Person by virtue of being a Secured Person hereunder shall have any interest in (a) any Other Activities,
(b) any present or future guaranty by or for the account of the Company not contemplated or included herein, (c) any present or future offset exercised by the Collateral Agent in respect of any such Other Activities, or (d) any present or future property taken as security for any such Other Activities; provided, however, that if any payment in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Financial Obligations, then each Secured Person shall be entitled to share in such application according to its pro rata portion of such obligations.

         SECTION 4.05. Action by Collateral Agent and Administrative Agent. The obligations of the Collateral Agent and the Administrative Agent, respectively, hereunder and under the Financing Documents are only those expressly set forth herein and therein with respect to such Person. Without limiting the generality of the foregoing, neither the Collateral Agent nor the Administrative Agent shall be required to take any action with respect to any Default or Event of Default, except as expressly provided in Section 4.07.

         SECTION 4.06. Consultation with Experts. Each of the Collateral Agent and the Administrative Agent may consult with legal counsel including counsel for any Secured Person or the Company, independent public accountants and any other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 4.07. LIABILITY OF AGENTS. NEITHER THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT NOR THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY ANY OF THEM UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY OF THE OTHER FINANCING DOCUMENTS (A) IN THE ABSENCE OF SUCH PERSON'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR (B) WITH THE CONSENT OR AT THE REQUEST OF THE REQUIRED SECURED PERSONS (IT BEING THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES SHALL HAVE NO LIABILITY FOR ACTIONS AND OMISSIONS RESULTING FROM THEIR SOLE ORDINARY OR CONTRIBUTORY NEGLIGENCE).

         Each of the Collateral Agent and the Administrative Agent shall be entitled to rely on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person by whom it purports to be communicated or signed and shall not be liable to any Secured Person for any of the consequence of such reliance. Neither the Collateral
Agent nor the Administrative Agent nor any of their respective directors, officers, employees or agents shall be liable for any action taken or not taken by it, him or them under, or in connection with, any of the Financing Documents or this Agreement in the absence of its or their gross negligence or willful misconduct. Nothing in this Agreement or any other Financing Document, expressed or implied, is intended to, or shall be so construed as to, impose upon the Collateral Agent or the Administrative Agent any obligations in respect of this Agreement or any other Financing Document except as expressly set forth herein or therein. Neither the Collateral Agent nor the Administrative Agent shall be required to exercise any discretion or take any action as to any matters not expressly provided for by this Agreement, or any of the other Financing Documents to which it is a party (including enforcement or collection of) the Financial Obligations. As to any matters not expressly provided for herein or in the Financing Documents, the Collateral Agent and the Administrative Agent, respectively, shall act or refrain from acting (and shall be fully protected in so acting or refraining from acting) in accordance with written instructions from the Required Secured Persons and such instructions shall be binding upon all Secured Persons and all holders of Financial Obligations; provided, however, that the Collateral Agent shall not be obligated to follow any such written directions or otherwise take or refrain from taking any action to the extent that it shall determine that such directions are in conflict with any provision of any applicable law or regulation or any Financing Document or this Agreement or would expose the Collateral Agent or the Administrative Agent to personal liability. Neither the Collateral Agent nor the Administrative Agent nor any director, officer, employee or agent of the Collateral Agent or of the Administrative Agent shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with any of the Financing Documents or of this Agreement or any payment thereunder or hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company or any Secured Person under any of the Financing Documents or of this Agreement; (iii) the validity, effectiveness or genuineness of any of the Financing Documents or of this Agreement or any other instrument or writing furnished in connection therewith or herewith; or (iv) the existence, genuineness or value of any of the Collateral or the validity, effectiveness, perfection, priority or enforceability of the security interests in or liens on any of the Collateral.

         SECTION 4.08. Indemnification of Agents. (a) Each Secured Person hereby agrees to indemnify each of the Administrative Agent, the Collateral Agent and each of their respective, directors, officers, affiliates, representatives and agents (as used in this Section 4.08 "Indemnified Agent" shall mean all of the foregoing) against all damages, costs, liabilities, expenses and losses (to the extent not paid by the Company and not arising out of or as a result of gross negligence or willful misconduct on the part of the relevant Indemnified Agent), including attorneys' fees, resulting from any action taken or to be taken by it as Collateral Agent or Administrative Agent on behalf of the Secured Persons within the scope of its authority as provided in this Agreement or any of the Security Documents, to the extent of such Secured Person's pro rata share (according to such Secured Person's Proportionate Share) of any such damage, cost, liability, expense and loss.

                 (b) Each of the Collateral Agent and the Administrative Agent shall notify each Secured Person as promptly as is reasonably practicable upon becoming aware of the written assertion of, or the commencement of, any claim, suit, action or proceeding filed against the Collateral Agent or the Administrative Agent, as applicable, arising out of, or in connection with, the acceptance or administration of the duties imposed upon the Collateral Agent or the Administrative Agent, as the case may be, hereunder or under any of the Security Documents or any action or omission taken or made within the scope of the rights or powers conferred upon the Collateral Agent or the Administrative Agent, as the case may be, hereunder or under the Security Documents promptly after the Collateral Agent or the Administrative Agent, as applicable, shall have received the written assertion or have been served with the summons or other first legal process giving information as to the nature and basis of the lawsuit, but the failure to so notify the Secured Persons shall not release the Secured Persons from any liability which they might otherwise have on account of this Agreement, except to the extent that the Secured Persons are prejudiced and damaged by the Collateral Agent's or the Administrative Agent's, as applicable, failure to so notify. Each Secured Person shall be entitled to participate in and assume, at its own expense, the defense of any such claim, suit, action or proceeding, and such defense shall be conducted by counsel chosen by such Secured Person and reasonably satisfactory to the Collateral Agent, or the Administrative Agent, as applicable; provided, however, that (i) if any Secured Person has not assumed the defense of such claim, suit, action or proceeding, (ii) if the attorneys handling the defense are not reasonably satisfactory to the Collateral Agent or the Administrative Agent, as applicable, or (iii) if the defendants in any such action include both the Collateral Agent or the Administrative Agent, as applicable, and one or more of the Secured Persons and the Collateral Agent or the Administrative Agent, as applicable, shall have been advised by its counsel that there may be legal defenses available to it that are different from or additional to those available to the Secured Persons, which in the reasonable opinion of such counsel are sufficient to make it undesirable for the same counsel to represent both the Secured Persons and the Collateral Agent or the Administrative Agent, as applicable, the Collateral Agent or the Administrative Agent, as applicable, shall have the right to employ its own counsel in all such instances described in (i), (ii) or (iii) above, and all reasonable fees of such counsel shall be borne by the Secured Persons in accordance with their respective Proportionate Shares; provided, further that no Secured Person shall interfere with any defense or action properly being conducted or pursued by the Collateral Agent or the Administrative Agent and that if more than one Secured Person wishes to assume the defense such Secured Persons agree to consult and cooperate with each other regarding such defense. Except as described above, upon any Secured Person's assumption of the defense of the claim, suit, action or proceeding, the Secured Persons shall have no liability for additional fees (including attorneys' fees), costs or expenses incurred by the Collateral Agent or the Admistrative Agent, as applicable, in such instances. The Collateral Agent and the Administrative Agent are always entitled to defend themselves at their own expense, respectively. Neither the Secured Persons nor the Collateral Agent nor the Administrative Agent shall be bound by any settlement entered into by the other parties without such party's consent.

                 (c) Neither the Collateral Agent nor the Administrative Agent shall be required to take any action hereunder or to prosecute or defend any suit in respect of this Agreement, or any other Financing Document unless indemnified to its satisfaction by the Secured Persons against damages, costs, liabilities, expenses and losses. If any indemnity furnished to the Collateral Agent or the Administrative Agent shall become impaired, or in such Collateral Agent's or Administrative Agent's opinion is not adequate or sufficient, the Collateral Agent and Administrative Agent, as the case may be, may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

                 (d) The provisions of this Section 4.08 shall survive the termination of this Agreement, the payment of the Financial Obligations and/or the assignment thereof.

         SECTION 4.09. Resignation or Removal of Agents. Subject to the appointment and acceptance of a successor agent as provided below, each of the Collateral Agent and the Administrative Agent may resign at any time by giving notice thereof to each Secured Person. Upon any such resignation, a successor agent may be appointed by unanimous consent of the Secured Persons. If no successor agent shall have been appointed by the Secured Persons and shall have accepted such appointment within 30 days after the retiring Collateral Agent's or Administrative Agent's, as the case may be, giving of notice of resignation, then the retiring Collateral Agent or the retiring Administrative Agent, as applicable, may, on behalf of the Secured Persons, appoint a successor agent which shall be a commercial bank organized under the laws of the United States of America or any state thereof (except in the case of the Collateral Agent, including any federal or state branch or agency of a foreign bank) and having a combined capital and surplus of at least $250,000,000 and which shall be qualified to perform its duties hereunder and under the Security Documents.

         If the Collateral Agent or Administrative Agent, as the case may be, shall fail or refuse to perform or commence performing any act set forth in written instructions delivered pursuant to, and in accordance with the terms and conditions of, this Agreement (other than where such nonperformance is beyond the control of the Collateral Agent or the Administrative Agent, as the case may be, or where such performance would entail a violation of applicable law or conflict with the provisions of any Financing Document or subject the Collateral Agent or the Administrative Agent to personal liability), and such failure continues for a period of 15 consecutive days from the date of receipt of said written instructions, the Collateral Agent or Administrative Agent, as the case may be, (subject to the appointment and acceptance of a successor agent as provided below) may be removed by the Secured Person(s) directing the action which the Collateral Agent or Administrative Agent, as the case may be, failed or refused to take. Such Secured Person(s) shall also have the right to appoint a successor Collateral Agent, or Administrative Agent, as the case may be, with the consent of the other Secured Persons, and if no successor Collateral Agent or Administrative Agent, as the case may be, shall have been so appointed and shall have accepted such appointment within five Business Days after removal, then the Secured Person(s) which directed the action which the Collateral Agent, or Administrative Agent, as the case may be, failed or refused to take may, on behalf of Secured Persons, appoint a successor Collateral Agent, or Administrative Agent, as the case may be, which shall be a commercial bank organized under the laws of the United States of America or any state thereof (except in the case of the Collateral Agent including any federal or state branch or agency of any foreign bank) and having a combined capital and surplus of at least $250,000,000 and which shall be qualified to perform its duties hereunder and under the Security Documents; provided that the Required Secured Persons may at any time thereafter with or without cause remove such Collateral Agent or Administrative Agent, as the case may be, by giving 5 days notice of such removal and subject to the appointment of a successor Collateral Agent or Administrative Agent, as the case may be, by the Required Secured Persons and acceptance of such appointed such successor Collateral Agent or Administrative Agent, as applicable.

         Upon the acceptance of any appointment as Collateral Agent or Administrative Agent, as the case may be, hereunder by a successor agent, such successor agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, or Administrative Agent, as the case may be, and the retiring Collateral Agent, or the retiring Administrative Agent, as applicable, shall be discharged from its duties and obligations hereunder, except to the extent provided above for acts or omissions prior to the resignation or termination. After any retiring Collateral Agent or retiring Administrative Agent's resignation or removal hereunder as Collateral Agent, or Administrative Agent, as the case may be, (i)
Article IV shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent, or Administrative Agent, as the case may be, (ii) any Collateral held in possession of the retiring Collateral Agent or the retiring Administrative Agent, as the case may be, shall be delivered to the successor Collateral Agent, or the successor Administrative Agent, as the case may be, and (iii) the retiring Collateral Agent or the retiring Administrative Agent, as the case may be, shall assign all of its rights, if any, as secured party, mortgagee, assignee, deed of trust beneficiary, bailee or other similar position with respect to all of the Collateral to the extent such rights arise in its favor in its capacity as Collateral Agent or Administrative Agent, as applicable, to the successor agent for the pro rata benefit of the Secured Persons.

         SECTION 4.10. Appointment of Co-Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction, each of the Collateral Agent and the Administrative Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the Collateral Agent and the Administrative Agent, or to act as separate agent or agents on behalf of the Secured Persons with such power and authority as may be necessary for the effective operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the Collateral Agent or the Administrative Agent, as applicable, include provisions for the protection of such co-agent or separate agent similar to the provisions of this Article IV). Each of the Collateral Agent and the Administrative Agent may perform any of its respective duties hereunder by or through its agents and employees.

         SECTION 4.11. Expenses. Each of the Collateral Agent and the Administrative Agent hereby agrees to serve hereunder for such compensation to be paid by the Company, as the Company and the Collateral Agent and the Administrative Agent, respectively shall have agreed. Any successor agent appointed pursuant to Section 4.09 shall be compensated on a scheduled basis which shall be approved by the Required Secured Persons. The Secured Persons agree that all out of pocket expenses incurred by the Collateral Agent and the Administrative Agent or such successor agent, on behalf of the Secured Persons incident to the exercise or enforcement of any terms or provisions of this Agreement or any of the Security Documents shall be indebtedness to the Collateral Agent and the Administrative Agent or such successor agent, secured by the Collateral. Upon the request of the Collateral Agent or the Administrative Agent or such successor agent, however, the Secured Persons will reimburse the Collateral Agent, the Administrative Agent, and such successor agent, as applicable, to the extent not paid by the Company, for such out of pocket expenses in accordance with each Secured Person's Proportionate Share.

         SECTION 4.12. Withholding Taxes. Each Secured Person severally represents and agrees, in each case for itself only, with the Collateral Agent and the Administrative Agent that under applicable law and treaties no taxes will be required to be withheld by the Collateral Agent, the Administrative Agent, the Agent, or the Company with respect to any payments to be made to such Secured Person hereunder in respect of any Financial Obligation and each Secured Person that is organized under the laws of a jurisdiction outside the United States agrees to furnish the Collateral Agent and the Administrative Agent in respect of any Financial Obligation in a timely fashion either Form 4224 or Form 1001 of the Internal Revenue Service or such other documentation as may from time to time be required (wherein such Secured Person claims entitlement to the benefits of a tax treaty that provides for a zero rate of withholding), or comparable statements in accordance with applicable United States laws and regulations, and amendments and renewals thereof, duly executed and completed by such Secured Person (and each such Secured Person agrees to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption). Notwithstanding the foregoing, if either of the Collateral Agent or the Administrative Agent, in its capacity as a United States withholding tax agent, is required by law to and does pay any United States withholding tax on behalf of a Secured Person such Secured Person hereby agrees to indemnify and hold harmless each of the Collateral Agent and the Administrative Agent, respectively, from any such withholding tax and from any penalties or interest paid by such Collateral Agent or Administrative Agent in connection therewith, together with any other related damages, losses, claims, liabilities, costs and expenses (including, without limitation, reasonable fees of counsel, reasonable out-of-pocket expenses and reasonable expenses of investigation). Secured Persons who are not subject to the statutory United States withholding tax on payments made by the Collateral Agent or the Administrative Agent under this Agreement shall file with the Collateral

Agent and the Administrative Agent all IRS forms deemed by the Collateral Agent and the Administrative Agent to be necessary or convenient in order for it not to be required to withhold any tax on payments to such Secured Person or in order for it to withhold at a reduced rate of tax. Failure by a Secured Person to supply the necessary IRS forms to the Collateral Agent or the Administrative Agent regarding an exemption from or a reduction of withholding tax entitles such Collateral Agent and such Administrative Agent, respectively (in its capacity as a withholding tax agent) to withhold tax on payments made under this Agreement pursuant to its obligations under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                                   ARTICLE V.
                            ENFORCEMENT OF REMEDIES

         SECTION 5.01. Waivers of Rights. Except as otherwise expressly set forth herein, so long as the Total Indebtedness remain unpaid, the Secured Persons hereby agree that (i) they will notify the Administrative Agent of the occurrence of any Default under their Credit Facilities, and of the intention to exercise any rights or remedies under the Security Documents and (ii) any proceeds from the exercise of any right under any of the Security Documents and any Collateral shall be shared pursuant to the provisions of Article III. The Secured Persons hereby further waive any and all rights each may individually (i.e., other than through the Collateral Agent) now or hereafter have to exercise any right or remedy pursuant to the Security Documents, or under provisions of the laws of any jurisdiction or otherwise dispose of or retain any of the Collateral. The Lenders hereby agree not to take any action whatsoever to enforce any term or provision of the Security Documents or to enforce any right with respect to the Collateral in conflict with this Agreement or the terms and provisions of the Security Documents.

         SECTION 5.02. Permitted Action by the Secured Persons. Any Secured Person may, without instruction from the Collateral Agent or the Administrative Agent (but in no event shall be required to) take action permitted by applicable law or in accordance with the terms of the Security Documents to preserve their rights and liens in any item of Collateral securing the payment and performance of the Financial Obligations, including but not limited to curing any default or alleged default under any contract entered into by the Company, paying any tax, fee or expense on behalf of the Company, exercising any offset or recoupment rights and paying insurance premiums on behalf of the Company so long as such action shall not impair the rights of the Collateral Agent, the Administrative Agent or of any other Secured Person.

         SECTION 5.03. Payments under Other Agreements. Any payments made by the Company after an Event of Default to any Secured Person pursuant to any loans or other extensions of credit not made under any of the Credit Facilities shall be deemed by the Secured Person receiving such payments to be payments under its respective Credit Facility and shall be applied by such Secured Person to its Financial Obligations, unless such payments shall be accompanied by clear instructions from the Company or any such other party that such payments be applied to such other loan or extension of credit, until all of the Financial Obligations of the Secured Persons shall be satisfied in full, and any payments received by such Secured Person from the Company or any such other party in contravention of the immediately preceding clause shall be deemed to be payments received by such Secured Person under Section 2.02 and shall be distributed to each of the Secured Persons, pro rata, according to their respective Proportionate Shares and any lien granted by the Company or any such other party to such Secured Person to secure such loans or other extensions of credit shall be deemed Collateral and shall secure the Financial Obligations of all Secured Persons until such Financial Obligations are satisfied in full.

                                  ARTICLE VI.
                             SUCCESSORS AND ASSIGNS

         SECTION 6.01. Assignees. No provision of this Agreement shall restrict in any manner the assignment, participation or other transfer by any Secured Person of all or any part of its right, title or interest under any Credit Facility; provided that, unless any transferee that is not already a Secured Person becomes a Secured Person for purposes hereof in accordance with Section 7.02, the transferor Secured Person shall remain responsible for performance of this Agreement with respect to the interest transferred, all as more fully set forth herein, and until the Collateral Agent and the Administrative Agent shall have received a duly executed Supplement to Intercreditor Agreement in substantially the form of Exhibit A hereto from a Purchaser or any other Person, each of the Collateral Agent and the Administrative Agent shall deal solely and directly with the Secured Persons who have executed this Agreement or a Supplement, respectively, in connection with such Purchaser's, or other Person's rights and obligations hereunder and under the Financing Documents.

         SECTION 6.02. Additional Secured Persons. In connection with an assignment of all, or of a proportionate part of all, of its right, title and interest under any Credit Facility to any bank, insurance company or other financial institution (the "Purchaser"), together with, in the case of any Purchaser under the Credit Agreement, the assumption by the Purchaser of the obligations of such Credit Agreement Secured Person thereunder to the extent of the interest assigned, all in accordance with the applicable provisions of the relevant Credit Facility, such Purchaser shall become a Secured Person hereunder only upon (i) the written agreement of such transferor Secured Person and such Purchaser and (ii) the receipt by each of the Collateral Agent and the Administrative Agent of a Supplement to Intercreditor Agreement substantially in the form of Exhibit A hereto executed by such Purchaser.

                                  ARTICLE VII.
                                 MISCELLANEOUS

         SECTION 7.01. No Partnership or Joint Venture. Nothing contained in this Agreement, and no action taken by the Administrative Agent, the Collateral Agent or the Secured Persons (or any of them) pursuant hereto, is intended to constitute or shall be deemed to constitute the Secured Persons a partnership, association, joint venture or other entity.

         SECTION 7.02. Notices. All notices and other communications provided to any Secured Person (whether in its capacity as Secured Person, Administrative Agent or Collateral Agent, as applicable) under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such Secured Person at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such

Secured Person in a notice to the other Secured Persons. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted if actually received, and the burden of proving receipt shall be on the transmitting Secured Person.

         SECTION 7.03. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each of the Secured Persons (and, if the rights or duties of the Administrative Agent or the Collateral Agent are affected thereby, by the Administrative Agent or the Collateral Agent, respectively).

         SECTION 7.04. Payments. All payments hereunder shall be made in the same manner and means of payment as received. All payments to the Collateral Agent or the Administrative Agent shall be made to it at such office or account as it may specify for the purpose by notice to the Secured Persons. All payments to any Secured Person shall be made to it, to the extent practicable, in accordance with the provisions of the relevant Credit Facility.

         SECTION 7.05. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, and all of which taken together shall constitute a single agreement, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when the Administrative Agent shall have received counterparts hereof executed by each of the parties listed on the signature pages hereof.

         SECTION 7.06. Benefits. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Secured Persons and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, any Secured Person may assign or otherwise transfer (in whole or in part) to any other Person the obligations of the Company to such Secured Person (with respect to the Lenders, subject to the provisions of the Credit Agreement or the Notes, as the case may be, and, with respect to John Hancock, subject to the provisions of the John Hancock Note Agreement or the John Hancock Notes, as the case may be), and such other Person shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Secured Person under this Agreement, subject, however, to any contrary provisions on such assignment or transfer (with respect to the Lenders, subject to the provisions of the Credit Agreement or the Notes, as case may be, and, with respect to John Hancock, subject to the provisions of the John Hancock Note Agreement or the John Hancock Notes, as the case may be).

         SECTION 7.07. Agreement of Company and Guarantor. The Company, by signing a copy of this Agreement, agrees that each Secured Person so purchasing a participation from another Secured Person pursuant to Article II hereof may, to the fullest extent permitted by law, exercise all its rights of payment (including rights of set-off) with respect to such participation as fully as if such Secured Person were the direct creditor of the Company in the amount of such participation.

         SECTION 7.08. Secured Claims. If under any applicable bankruptcy, insolvency or other similar law, any Secured Person receives a secured claim in lieu of a set-off to which Section 7.07 hereof applies, such Secured Person shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the other Secured Persons in accordance with
Article II hereof

         SECTION 7.09. Term. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until all obligations of the Company to the Secured Persons under this Agreement, the Credit Agreement, the John Hancock Note Agreement, the John Hancock Notes, and any Swap Agreement shall have been satisfied in full and all obligations of all Secured Persons to the other Secured Persons hereunder shall have been satisfied in full. Each Secured Person agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the obligations of the Company is rescinded or must otherwise be restored by any Secured Person, upon the insolvency, bankruptcy or reorganization of the Company or otherwise, as though such payment had not been made.

         SECTION 7.10. Representation of Lenders and Agent. In order to induce the Noteholders to enter into this Agreement, each of the Lenders and the Agent represent and warrant to the Noteholders (i) that it has full corporate power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its respective obligations hereunder, (ii) that no governmental or other authorizations are required in connection herewith, (iii) that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, regulatory and similar laws of general application and by general principles of equity, (iv) that CIBC Inc. is the only current Lender under the Credit Agreement, (v) that it has given the Administrative Agent a true, correct and complete copies of all its Financing Documents, and
(vi) that none of CIBC Inc. nor Canadian Imperial Bank of Commerce is an "insider" of the Company as such term is defined in the Bankruptcy Code.

         SECTION 7.11. Representations of the Noteholders. In order to induce the Agent and the Lenders to enter into this Agreement, each of John Hancock and Barnett & Co. represents and warrants to the Lenders and the Agent (i) that it has full corporate power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder, (ii) that no governmental or other authorizations are required in connection herewith, (iii) that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, regulatory and similar laws of general application and by general principles of equity, (iv) that John Hancock is the current beneficial owner and that Barnett & Co. is the registered holder of the John Hancock Notes for the benefit of John Hancock, (v) that it has given to the Agent and the Administrative Agent a true, correct and complete copy of its Financing Documents, and (vi) that no Noteholder is an "insider" of the Company as such term is defined in the Code. Barnett & Co., as holder of the John Hancock Notes, hereby acknowledges and agrees that it is bound by all of the terms and provisions of this Agreement as they relate to the Secured Parties and John Hancock.

         SECTION 7.12. No Defense. None of the provisions of this Agreement shall inure to the benefit of the Company or any other person other than the Secured Persons; consequently, the Company and any and all other persons shall not be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the provisions of this Agreement or the failure of any Secured Person to comply with such provisions.

         SECTION 7.13. No Waiver. No failure or delay on the part of any Secured Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 7.14. Severance. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 7.15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION 7.16. WAIVER OF JURY TRIAL. EACH SECURED PERSON HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PERSON IN CONNECTION HEREWITH. EACH SECURED PERSON ACKNOWLEDGES AND AGREES THAT IT HAS FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER SECURED PERSONS ENTERING INTO THIS AGREEMENT.

         SECTION 7.17. Entire Agreement. This Agreement supersedes any conflicting provisions in any other agreements or instruments to which the Secured Persons, the Administrative Agent or the Collateral Agent are parties with respect to the rights, duties and obligations of the Secured Persons, the Administrative Agent and the Collateral Agent to each other.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their duly authorized officers.

                                        CANADIAN IMPERIAL BANK OF COMMERCE, as
                                        Agent and as Administrative Agent


                                        By:  /s/ MARYBETH ROSS
                                             ---------------------------------
                                        Name: Marybeth Ross
                                        Title: Authorized Signatory

                                        Address:    425 Lexington Avenue
                                                    New York, New York 10017

                                        Attention:  Marybeth Ross

                                        with a copy to:

                                        Address:    909 Fannin, Suite 1200
                                                    Houston, Texas 77010
                                        Attention:  John Grandstaff

                                        Facsimile:  (713) 650-3727
                                                    (713) 658-9922
                                        Telephone:  (713) 655-5252

                                CIBC INC., as Collateral Agent and as Lender


                                By:  /s/ MARYBETH ROSS
                                     ---------------------------------
                                Name: Marybeth Ross
                                      --------------------------------
                                Title: Authorized Signatory
                                      --------------------------------

                                Address:    425 Lexington Avenue
                                            New York, New York 10017
                                Attention:  Marybeth Ross

                                with a copy to:

                                Address:    909 Fannin, Suite 1200
                                            Houston, Texas 77010
                                Attention:  John Grandstaff

                                Facsimile:  (713) 650-3727
                                            (713) 658-9922
                                Telephone:  (713) 655-5252

                                        BARNETT & CO.

                                        By: /s/ JOHN REILLY
                                            -----------------------------------
                                        Name: John Reilly
                                              ---------------------------------
                                        Title: Operation Specialist
                                              ---------------------------------

                                        Address: Barnett & Co.
                                                 c/o Banners Trust Co.
                                                 PO Box 998
                                                 Bowling Green Station
                                                 New York, NY 10274

                                        Attention: Private Placement Unit

                                        Facsimile: (615) 835-2493
                                        Telephone: (615) 835-3523

                                        Noteholders:

                                        JOHN HANCOCK MUTUAL LIFE INSURANCE
                                        COMPANY

                                        By: /s/ EUGENE X. HODGE, JR.
                                            -----------------------------------
                                        Name: Eugene X. Hodge, Jr.
                                              ---------------------------------
                                        Title: Investment Officer
                                              ---------------------------------

                                        Address:   Bond & Corporate Finance
                                                   Department T-57
                                                   John Hancock Place
                                                   200 Clarendon Street
                                                   Boston, Massachusetts 02117

                                        Attention: R. A. Walker
                                        Facsimile: (   )
                                                   ----------------------------
                                        Telephone: (   )
                                                   ----------------------------

                                ACKNOWLEDGMENT

         The Company hereby acknowledges that it has received a copy of the foregoing Intercreditor Agreement and that it will not act in contravention thereof. The Company hereby further agrees that it has no rights under the terms of said Intercreditor Agreement and that it is not a third party beneficiary thereof.


                                         ALEXANDER ENERGY CORPORATION

                                         By: /s/ DAVID E GROSE
                                             -----------------------------------
                                         Name: David E. Grose
                                         Title: Chief Financial Officer
                                                  and Vice President

                                  EXHIBIT A
                    SUPPLEMENT TO INTERCREDITOR AGREEMENT

                                                                          [Date]

         Re: Intercreditor Agreement dated as of April 15, 1996 by and among CIBC Inc. as Lender and Collateral Agent for the Secured Persons, Canadian Imperial Bank of Commerce acting through its New York Agency as Agent for the Lenders and as Administrative Agent for the Secured Persons, John Hancock Mutual Life Insurance Company and Barnett & Co., and CIBC Inc. (the "Intercreditor Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Intercreditor Agreement.

Ladies and Gentlemen:

         We acknowledge that we have received a copy of the Intercreditor Agreement and we refer to Section 6.02 thereof.

         Upon your receipt of this Supplement, we (a) shall have all the rights and benefits of a "Secured Person" under the Intercreditor Agreement as if we were an original signatory thereto, and (b) agree to be bound by the terms and conditions set forth in the Intercreditor Agreement and to be obligated thereunder as if we were an original signatory thereto.

         [We hereby advise you that we have succeeded to the interest of [Name of Institution] under the Credit Agreement and have assumed the obligations of such Institution thereunder.)

         (We hereby advise you that we have succeeded to the interest of [John Hancock] [Barnett & Co.] under the John Hancock Note Agreement and the John Hancock Notes and have assumed the obligations of [John Hancock] [Barnett & Co.] [thereunder.]

         We hereby advise you of the following administrative details:

                          Facsimile:
                          Telephone:
                          Address:
                          Attn:

         IN WITNESS WHEREOF, the undersigned has caused this supplement to be duly executed by its proper officers thereunto duly authorized.

                                             [NEW SECURED PERSON]

                                             By: _____________________________
                                             Name: ___________________________
                                             Title: __________________________